EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2010(the "Report") by Metiscan, Inc. ("Registrant"), the undersigned hereby certifies that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

August 20, 2010	By:	/s/ Bryan A. Scott
Bryan A. Scott
President, Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2010(the "Report") by Metiscan, Inc. ("Registrant"), the undersigned hereby certifies that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

August 20, 2010	By:	/s/ Janine Frieh
Janine Frieh
Chief Financial Officer